UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2017

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction	(I.R.S. Employer Identification
of incorporation)	Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 18, 2017, U.S. Bancorp (the “Company”) issued a press release reporting quarter ended September 30, 2017 results, and posted on its website its 3Q17 Earnings Conference Call Presentation, which contains certain additional historical and forward-looking information relating to the Company. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934. The 3Q17 Earnings Conference Call Presentation is included as Exhibit 99.2 hereto and is incorporated herein by reference. The information included in the 3Q17 Earnings Conference Call Presentation is considered to be “furnished” under the Securities Exchange Act of 1934. The press release and 3Q17 Earnings Conference Call Presentation contain forward-looking statements regarding the Company and each includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Press Release issued by U.S. Bancorp on October 18, 2017, deemed “filed” under the Securities Exchange Act of 1934.

99.2	3Q17 Earnings Conference Call Presentation, deemed “furnished” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By /s/ Craig E. Gifford
Craig E. Gifford
Executive Vice President and Controller

DATE: October 18, 2017